Fees Summary	Feb. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,869,045,000
Previously Paid Amount	0
Total Fee Amount	286,150.79
Total Offset Amount	0
Net Fee	$ 286,150.79